POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints each of
John Barone, Erik Young, and Trecia Canty, signing singly, the undersigned's true and lawful
attorney-in-fact to:
1. execute for and on behalf of the undersigned, in the undersigned's capacity as an
officer and/or director of PBF Energy Inc. (the "Company"), Forms 3, 4, and 5 in
accordance with Section 16(a) of the Securities Exchange Act of 1934 and the
rules
thereunder;
2. do and perform any and all acts for and on behalf of the undersigned which may be
necessary or desirable to complete and execute any such Form 3, 4, or 5, complete
and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and
3. take any other action of any type whatsoever in connection with the foregoing which,
in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or
legally required by, the undersigned, it being understood that the documents executed
by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms and conditions as such
attorney-in-fact may approve in such attorney-in-fact's discretion.
The undersigned hereby grants to the attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the
exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the
undersigned might or could do if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that the attorney-in-fact, or the attorney-in-fact's
substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney
and the rights and powers herein granted. The undersigned acknowledges that the foregoing
attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming,
nor is the Company assuming, any of the undersigned's responsibilities to comply with Section
16 of the Securities Exchange Act of 1934.
This Power of Attorney shall remain in full force and effect until the undersigned is no
longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorney-in-fact. This Power of
Attorney shall be in
addition to, and not in lieu of, any other Power of Attorney granted by the undersigned in
connection with any of the foregoing.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of January, 2018.
/s/George Ogden